EXHIBIT 99.1
                                     KILROY

                                     REALTY

                                 -------------
                                  CORPORATION

               Fourth Quarter 2000 Supplemental Financial Report

                                                                          Page
                                                                        --------
Financial Highlights                                                         1
Consolidated Balance Sheets                                                  2
Consolidated Statements of Operations                                        3
Funds from Operations and Funds Available for Distribution                   4
Net Operating Income Breakdown                                               5
Same Store Analysis                                                          6
Stabilized Portfolio and Occupancy Overview                                  7
Leasing Activity                                                             8
Lease Expiration Schedule                                                    9
Dispositions                                                                10
Stabilized Development                                                      11
In-Process and Committed Development Projects                               12
Future Development Pipeline                                                 13
Capital Structure                                                           14
Share Repurchase Program Summary                                            15
Debt Analysis                                                               16


Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                             Financial Highlights
             (unaudited, $ in thousands, except per share amounts)

----------------------------------------------------------------------------------------------------------------------------------
                                                           Three Months Ended December 31,           Year Ended December 31,
                                                          ---------------------------------    ----------------------------------
                                                            2000       1999      % Change         2000        1999      % Change
                                                          --------   --------  ------------    ---------   ---------   -----------
INCOME ITEMS:
 Revenues                                                  $50,769    $42,647       19.0%       $187,113    $159,700       17.2%
 Net Operating Income                                       38,513     33,385       15.4%        142,930     124,090       15.2%
 Net Income                                                  8,786      8,278        6.1%         46,846      39,895       17.4%
 Funds From Operations                                      21,572     20,945        3.0%         83,471      80,631        3.5%
 Funds Available for Distribution                           16,704     16,968       (1.6%)        68,861      69,634       (1.1%)

 Funds From Operations per share - diluted                 $  0.71    $  0.65        9.2%       $   2.73    $   2.50        9.2%
 Funds Available for Distribution per share - diluted         0.55       0.53        3.8%           2.25        2.16        4.2%

 Dividend per share                                        $  0.45    $  0.42        7.1%          $1.80       $1.68        7.1%

RATIOS:
 Interest Coverage Ratio(1)                                   3.3x       4.0x                       3.5x        4.4x
 Fixed Charge Coverage Ratio(2)                               2.5x       3.0x                       2.6x        3.2x
 FFO Payout Ratio(3)                                         63.0%      64.2%       (1.2%)         65.0%       67.2%       (2.2%)
 FAD Payout Ratio(4)                                         81.4%      79.3%        2.1%          78.8%       77.8%        1.0%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                          Dec. 31, 2000   Dec. 31, 1999     % Change
                                                          -------------   -------------   ------------
ASSETS:
 Investments in Real Estate before Depreciation             $1,496,477       $1,410,238         6.1%
 Total Assets                                                1,457,169        1,320,501        10.3%

CAPITALIZATION:
 Total Debt                                                   $723,688         $553,516        30.7%
 Total Preferred Stock (5)                                     155,000          155,000          --
 Total Market Equity Value (5)                                 848,162          716,831        18.3%
 Total Market Capitalization (5)                             1,726,850        1,425,347        21.2%
 Total Debt / Total Market Capitalization                        41.9%            38.8%         3.1%
------------------------------------------------------------------------------------------------------

(1) Calculated as earnings before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2) Calculated as earnings before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(3) Calculated as current year dividends paid and accrued to common shareholders divided by funds from operations.
(4) Calculated as current year dividends paid and accrued to common shareholders divided by funds available for distribution.
(5) See "Capital Structure" on page 14.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                          Consolidated Balance Sheets
                          (unaudited, $ in thousands)

---------------------------------------------------------------------------------------------
                                                               December 31,    December 31,
                                                                   2000            1999
                                                               ------------    ------------
ASSETS:
  Land and improvements                                          $  266,444      $  274,463
  Buildings and improvements                                      1,054,995         946,130
  Undeveloped land and construction in progress, net                162,633         189,645
  Investment in unconsolidated real estate                           12,405
                                                                 ----------      ----------
     Total investment in real estate                              1,496,477       1,410,238
  Accumulated depreciation and amortization                        (205,332)       (174,427)
                                                                 ----------      ----------
     Investment in real estate, net                               1,291,145       1,235,811

  Cash and cash equivalents                                          17,600          26,116
  Restricted cash                                                    35,014           6,636
  Tenant receivables, net                                            32,521          22,078
  Note receivable from related party                                 33,274
  Deferred financing and leasing costs, net                          39,674          27,840
  Prepaid expenses and other assets                                   7,941           2,020
                                                                 ----------      ----------
  TOTAL ASSETS                                                   $1,457,169      $1,320,501
                                                                 ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
  Secured debt                                                   $  432,688      $  325,516
  Unsecured line of credit                                          191,000         228,000
  Unsecured term facility                                           100,000
  Accounts payable and accrued expenses                              33,911          26,260
  Accrued distributions                                              13,601          13,456
  Rents received in advance and tenant security deposits             17,810          20,287
                                                                 ----------      ----------
     Total liabilities                                              789,010         613,519
                                                                 ----------      ----------
Minority Interests:
  8.075% Series A Cumulative Redeemable Preferred unitholders        73,716          73,716
  9.375% Series C Cumulative Redeemable Preferred unitholders        34,464          34,464
  9.250% Series D Cumulative Redeemable Preferred unitholders        44,321          44,022
  Common unitholders of the Operating Partnership                    62,485          71,920
  Minority interest in Development LLCs                              11,748           9,931
                                                                 ----------      ----------
     Total minority interests                                       226,734         234,053
                                                                 ----------      ----------
Stockholders' Equity:
  Common stock                                                          265             278
  Additional paid-in capital                                        460,390         491,204
  Distributions in excess of earnings                               (19,230)        (18,553)
                                                                 ----------      ----------
     Total stockholders' equity                                     441,425         472,929
                                                                 ----------      ----------
  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $1,457,169      $1,320,501
                                                                 ==========      ==========
--------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                     Consolidated Statements of Operations
             (unaudited, $ in thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Three Months Ended                 Year Ended
                                                                           December 31,                   December 31,
                                                                -----------------------------   --------------------------------
                                                                  2000     1999     % Change      2000       1999      % Change
                                                                -------   -------  ----------   --------   --------   ----------
REVENUES:
 Rental income                                                  $43,609   $38,241      14.0%    $161,236   $140,182       15.0%
 Tenant reimbursements                                            5,405     3,786      42.8%      19,441     16,316       19.2%
 Interest income                                                  1,594       315     406.0%       4,602      1,175      291.7%
 Other income                                                       161       305     (47.2%)      1,834      2,027       (9.5%)
                                                                -------   -------               --------   --------
   Total revenues                                                50,769    42,647      19.0%     187,113    159,700       17.2%
                                                                -------   -------               --------   --------
EXPENSES:
 Property expenses                                                5,598     5,152       8.7%      23,347     20,669       13.0%
 Real estate taxes                                                4,632     3,400      36.2%      14,591     12,369       18.0%
 General and administrative expenses                              3,037     2,310      31.5%      11,114      9,091       22.3%
 Ground leases                                                      432       395       9.4%       1,643      1,397       17.6%
 Interest expense                                                11,309     7,889      43.4%      39,109     26,309       48.7%
 Depreciation and amortization                                   12,216    11,217       8.9%      41,125     33,794       21.7%
                                                                -------   -------               --------   --------
   Total expenses                                                37,224    30,363      22.6%     130,929    103,629       26.3%
                                                                -------   -------               --------   --------
INCOME FROM OPERATIONS BEFORE NET (LOSSES)
  GAINS ON DISPOSITIONS OF OPERATING PROPERTIES,
  EQUITY IN (LOSS) INCOME OF UNCONSOLIDATED
  SUBSIDIARY AND MINORITY INTERESTS                              13,545    12,284      10.3%      56,184     56,071        0.2%
 Net (losses) gains on dispositions of operating properties                   (29)   (100.0%)     11,256         46    24369.6%
 Equity in (loss) income of unconsolidated subsidiary                (1)       39    (102.6%)         10         17      (41.2%)
                                                                -------   -------               --------   --------
INCOME BEFORE MINORITY INTERESTS                                 13,544    12,294      10.2%      67,450     56,134       20.2%
                                                                -------   -------               --------   --------
MINORITY INTERESTS:
 Distributions on Cumulative Redeemable
    Preferred units                                              (3,375)   (2,557)     32.0%     (13,500)    (9,560)      41.2%
 Minority interest in earnings of Operating Partnership          (1,241)   (1,294)     (4.1%)     (6,683)    (6,480)       3.1%
 Minority interest in earnings of Development  LLCs                (142)     (165)    (13.9%)       (421)      (199)     111.6%
                                                                -------   -------               --------   --------
   Total minority interests                                      (4,758)   (4,016)     18.5%     (20,604)   (16,239)      26.9%
                                                                -------   -------               --------   --------
NET INCOME                                                      $ 8,786   $ 8,278       6.1%    $ 46,846   $ 39,895       17.4%
                                                                =======   =======               ========   ========

 Weighted average shares outstanding - basic                     26,456    27,884                 26,599     27,701
 Weighted average shares outstanding - diluted                   26,747    27,884                 26,755     27,727

NET INCOME PER COMMON SHARE:
 Income per common share - basic                                $  0.33   $  0.30      10.0%    $   1.76   $   1.44       22.2%
                                                                =======   =======               ========   ========
 Income per common share - diluted                              $  0.33   $  0.30      10.0%    $   1.75   $   1.44       21.5%
                                                                =======   =======               ========   ========
------------------------------------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
          Funds From Operations and Funds Available for Distribution
             (unaudited, $ in thousands, except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Three Months Ended                    Year Ended
                                                                             December 31,                       December 31,
                                                                    ------------------------------   -------------------------------
                                                                      2000       1999     % Change     2000       1999     % Change
                                                                    --------   --------  ---------   --------    -------   ---------
FUNDS FROM OPERATIONS:
 Net income                                                         $ 8,786    $ 8,278      6.1%      $ 46,846    $39,895      17.4%
 Adjustments:
    Minority interest in earnings of Operating Partnership            1,241      1,294     (4.1%)       6,683      6,480       3.1%
    Depreciation and amortization                                    11,037     11,217     (1.6%)      39,946     33,794      18.2%
    Net losses (gains) on dispositions of operating properties                      29   (100.0%)     (11,256)       (46)  24369.6%
    Non-cash amortization of restricted stock grants/(1)/               508        127    300.0%        1,252        508     146.5%
                                                                    -------    -------               --------    -------
 Funds From Operations                                              $21,572    $20,945      3.0%     $ 83,471    $80,631       3.5%
                                                                    =======    =======               ========    =======

 Weighted average common shares/units outstanding - basic            30,205     32,284                 30,394     32,201
 Weighted average common shares/units outstanding - diluted          30,495     32,284                 30,550     32,227

 Funds From Operations per common share/unit - basic                $  0.71    $  0.65      9.2%     $   2.75    $  2.50      10.0%
                                                                    =======    =======               ========    =======
 Funds From Operations per common share/unit - diluted              $  0.71    $  0.65      9.2%     $   2.73    $  2.50       9.2%
                                                                    =======    =======               ========    =======
FUNDS AVAILABLE FOR DISTRIBUTION:
 Funds From Operations                                              $21,572    $20,945      3.0%     $ 83,471    $80,631       3.5%
 Adjustments:
    Amortization of deferred financing costs                            369        645    (42.8%)       1,488      1,465       1.6%
    Tenant improvements, leasing commissions and
         recurring capital expenditures                              (3,237)    (2,322)    39.4%       (8,430)    (5,596)     50.6%
    Net effect of straight-line rents                                (2,000)    (2,300)   (13.0%)      (7,668)    (6,866)     11.7%
                                                                    -------    -------               --------    -------
 Funds Available for Distribution                                   $16,704    $16,968     (1.6%)    $ 68,861    $69,634      (1.1%)
                                                                    =======    =======               ========    =======

 Funds Available for Distribution per common share/unit - basic     $  0.55    $  0.53      3.8%     $   2.27    $  2.16       5.1%
                                                                    =======    =======               ========    =======
 Funds Available for Distribution per common share/unit - diluted   $  0.55    $  0.53      3.8%     $   2.25    $  2.16       4.2%
                                                                    =======    =======               ========    =======
------------------------------------------------------------------------------------------------------------------------------------

(1) On June 23, 2000, the Company granted 175,000 shares of restricted stock to certain key employees, the grantees. The shares of restricted stock contain stock-vesting provisions such that the shares vest 100% on March 1, 2003. Compensation expense for the restricted shares is calculated based upon the Company's closing per share price of $24.94 on the June 23, 2000 grant date and is amortized on a straight-line basis over the vesting period and included in general and administrative expenses. In the event all of the grantees remain with the Company until the March 1, 2003 stock-vesting date, non-cash compensation expense related to this grant will be recorded by the Company at a rate of approximately $1.6 million per year. The restricted shares are included in the Company's outstanding shares at December 31, 2000.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                        Net Operating Income Breakdown

 -------------------------------------------------------------------------------

                                                                  As of
                                                           December 31, 2000 (1)
                                                           --------------------
 % OF TOTAL NOI BY PRODUCT TYPE:
 Office:
  Los Angeles                                                          38.8%
  Orange County                                                         3.5%
  San Diego                                                            26.8%
  Other                                                                 5.7%
                                                                      ------
   Subtotal                                                            74.8%
                                                                      ------
 Industrial:
  Los Angeles                                                           3.4%
  Orange County                                                        18.0%
  San Diego                                                             0.6%
  Other                                                                 3.2%
                                                                      ------
   Subtotal                                                            25.2%
                                                                      ------
 % OF TOTAL NOI BY REGION:
  Los Angeles                                                          42.2%
  Orange County                                                        21.5%
  San Diego                                                            27.4%
  Other                                                                 8.9%
                                                                      ------
   Total                                                              100.0%
                                                                      ======
 -------------------------------------------------------------------------------

  (1) Based on Net Operating Income for the quarter ended December 31, 2000.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                           Same Store Analysis/(1)/
                               ($ in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                Three Months Ended                                      Year Ended
                                                   December 31,                                         December 31,
                             --------------------------------------------------- ---------------------------------------------------
                                2000           1999       $ Change      % Change       2000           1999       $ Change   % Change
                             --------- -------------- --------------  ---------  -------------- ------------- ----------- ----------
TOTAL SAME STORE PORTFOLIO
Operating Revenues:
 Rental income                $ 31,869      $  30,287      $ 1,582        5.2%     $ 128,503     $ 121,785      $ 6,718       5.5%
 Tenant reimbursements           4,317          3,020        1,297       42.9%        16,577        14,458        2,119      14.7%
 Other income                       44            222         (178)     (80.2%)        1,573         1,329          244      18.4%
                                    --            ---         ----                     -----         -----          ---
  Total operating revenues      36,230         33,529        2,701        8.1%       146,653       137,572        9,081       6.6%
                              --------      ---------      -------                 ---------     ---------      -------
Operating Expenses:
 Property expenses               4,355          4,544         (189)      (4.2%)       19,638        19,094          544       2.8%
 Real estate taxes(2)            3,595          2,499        1,096       43.9%        11,569        10,627          942       8.9%
 Ground leases                     345            364          (19)      (5.2%)        1,390         1,336           54       5.9%
                                   ---            ---          ---                     -----         -----           --
  Total operating expenses       8,295          7,407          888       12.0%        32,597        31,057        1,540       5.0%
                              --------      ---------      -------                 ---------     ---------      -------
Net Operating Income          $ 27,935      $  26,122      $ 1,813        6.9%     $ 114,056     $ 106,515      $ 7,541       7.1%
                              ========      =========      =======                 =========     =========      =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Same store defined as all stabilized properties owned at January 1, 1999 and still owned at December 31, 2000.

(2) The results for the three and twelve months ended December 31, 2000 include a one-time $1.1 million adjustment for potential supplemental real estate taxes. The Company also recorded Tenant Reimbursements of $0.8 million which represents an estimate of the amount of supplemental real estate taxes collectible from tenants. Net of these adjustments the increase in total operating revenues, operating expenses and net operating income for the three and twelve months ended would have been as follows:

                           Three Months Ended          Twelve Months Ended
                           ------------------          -------------------
Total Operating Revenues                5.5%                         6.0%

Total Operating Expenses               (2.1%)                        1.6%

Net Operating Income                    7.8%                         7.3%

----------------------------------------------------------------------------------------------------------
                                        Average Occupancy - Same Store Portfolio
----------------------------------------------------------------------------------------------------------
                        Three Months Ended December 31,                   Year Ended December 31,
                   ------------------------------------------      ---------------------------------------
                       2000           1999        % Change             2000          1999       % Change
                   -------------- -------------- ------------      ------------- ------------- -----------
 Office                 94.7%          94.9%        (0.2%)             95.4%         93.8%         1.6%
 Industrial             96.6%          96.6%         0.0%              97.9%         97.2%         0.7%
                        ----           ----         ----               ----          ----          ---
  Total                 95.6%          95.8%        (0.2%)             96.7%         95.5%         1.2%
                        ====           ====         ====               ====          ====          ===
----------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
-------------------------------------------------------------------------------
                  Stabilized Portfolio and Occupancy Overview

----------------------------------------------------------------------------------------------------------------------------------

                                      # of                     Square Feet                                  Occupancy at:
                                                 ---------------------------------------       -----------------------------------
                                    Buildings        Total        Leased       Available       12/31/00       9/30/00     12/31/99
                                    ---------     ----------    ----------     ---------       --------       -------     --------
OCCUPANCY BY PRODUCT TYPE:
Office:
 Los Angeles                           29          2,759,362     2,685,349        74,013         97.3%         95.9%        97.4%
 Orange County                         13            625,893       460,590       165,303         73.6%         80.7%        85.9%
 San Diego                             35          2,529,613     2,529,613             -        100.0%         97.8%        99.1%
 Other                                  6            709,575       696,550        13,025         98.2%         97.0%        98.7%
                                       --          ---------     ---------       -------
  Subtotal                             83          6,624,443     6,372,102       252,341         96.2%         95.3%        96.4%
                                       --          ---------     ---------       -------

Industrial:
 Los Angeles                            7            554,225       553,370           855         99.8%         99.4%        99.2%
 Orange County                         62          4,393,537     4,268,033       125,504         97.1%         98.3%        96.4%
 San Diego                              1             39,669        39,669             -        100.0%        100.0%       100.0%
 Other                                  8            820,124       820,124             -        100.0%        100.0%        97.2%
                                       --          ---------     ---------       -------
  Subtotal                             78          5,807,555     5,681,196       126,359         97.8%         98.7%        96.9%
                                       --          ---------     ---------       -------

OCCUPANCY BY REGION:
 Los Angeles                           36          3,313,587     3,238,719        74,868         97.7%         96.6%        97.7%
 Orange County                         75          5,019,430     4,728,623       290,807         94.2%         96.1%        94.7%
 San Diego                             36          2,569,282     2,569,282             -        100.0%         97.8%        99.2%
 Other                                 14          1,529,699     1,516,674        13,025         99.1%         98.6%        97.8%
                                       --          ---------     ---------       -------
TOTAL PORTFOLIO                       161         12,431,998    12,053,298       378,700         97.0%         96.9%        96.7%
                                      ===         ==========    ==========       =======

----------------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------
                   AVERAGE OCCUPANCY - STABILIZED PORTFOLIO
       -----------------------------------------------------------------
                                 Office        Industrial        Total
                            --------------   ------------  ------------
       Quarter-to-Date            95.7%           98.3%           96.9%

       Year-to-Date               96.1%           97.8%           96.9%

       -----------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               Leasing Activity

                                                          Quarter to Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2nd Generation
                                                      -------------------------------------------------------              Weighted
                                                                 Maintenance                                               Average
            # of Leases/(1)/       Square Feet/(1)/   TI/LC         Capex        Changes in     Changes in     Retention    Lease
           ------------------  --------------------
             New      Renewal    New      Renewal   Per Sq.Ft.  Per Sq.Ft./(2)/  Rents/(3)/   Cash Rents/(4)/  Rates/(5)/ Term (Mo.)
             ---      -------    ---      -------   ----------  ---------------  ----------   ---------------  ---------- ----------
Office       11         13     133,296     50,734      $8.43         $0.06         19.8%           14.2%         39.1%        60
Industrial   10          8     326,576    224,134      $0.73         $0.00         31.7%            3.9%         50.9%        56
             --        ---     -------    -------      -----         -----         ----            ----         -----       ----
Total        21         21     459,872    274,868      $3.21         $0.03         24.3%            9.8%         47.6%        57
             ==        ===     =======    =======      =====         =====         ====            ====         =====       ====

------------------------------------------------------------------------------------------------------------------------------------

                                                           Year to Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2nd Generation
                                                      -------------------------------------------------------              Weighted
                                                                 Maintenance                                               Average
            # of Leases/(1)/       Square Feet/(1)/   TI/LC         Capex        Changes in    Changes in      Retention    Lease
           ------------------  --------------------
             New      Renewal    New      Renewal   Per Sq.Ft.  Per Sq.Ft./(2)/  Rents/(3)/   Cash Rents/(4)/  Rates/(5)/ Term (Mo.)
             ---      -------    ---      -------   ----------  ---------------  ----------   ---------------  ---------- ----------
Office       54         49     393,461    244,221      $7.34         $0.14         21.6%           15.9%         52.0%        47
Industrial   42         35     729,533    604,492      $1.37         $0.05         27.4%           13.1%         50.4%        60
             --        ---   ---------    -------      -----         -----         ----            ----         -----       ----
Total        96         84   1,122,994    848,713      $3.64         $0.09         23.7%           14.9%         50.9%        55
             ==        ===   =========    =======      =====         =====         ====            ====         =====       ====
------------------------------------------------------------------------------------------------------------------------------------


(1) Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.
(2)  Calculated over entire stabilized portfolio.
(3) Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4) Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5) Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                           Lease Expiration Schedule
                               ($ in thousands)

 --------------------------------------------------------------------------------------------------------------------------
                                # of Expiring           Total           % of Total           Annual          Annual Rent
 Year of Expiration                 Leases           Square Feet      Leased Sq. Ft.       Base Rent         per Sq. Ft.
 ------------------             ----------------  ----------------- -----------------  -----------------  -----------------
 OFFICE:
  2001                                68                 879,677              14.1%           $14,734             $16.75
  2002                                57                 407,110               6.5%             6,974              17.13
  2003                                51                 271,549               4.4%             5,323              19.60
  2004                                50                 772,479              12.4%            17,364              22.48
  2005                                50                 915,230              14.7%            16,722              18.27
  2006                                24                 530,948               8.5%            12,112              22.81
  2007                                15                 630,304              10.1%            12,097              19.19
  2008                                 6                 313,092               5.0%             6,225              19.88
  2009                                10                 772,982              12.4%            18,260              23.62
  2010 and beyond                     12                 745,127              11.9%            26,255              35.24
                                     ---               ---------             ------          --------
    Subtotal                         343               6,238,498             100.0%          $136,066             $21.81
                                     ---               ---------             ------          --------

 INDUSTRIAL:
  2001                                74                 799,932              14.2%          $  5,674              $7.09
  2002                                50                 316,658               5.6%             2,929               9.25
  2003                                40                 735,605              13.1%             5,158               7.01
  2004                                15                 535,472               9.5%             3,825               7.14
  2005                                15                 746,635              13.3%             5,586               7.48
  2006                                 6                 457,336               8.1%             3,249               7.10
  2007                                 3                 164,595               2.9%             1,397               8.49
  2008                                 5                 839,712              14.9%             6,268               7.46
  2009                                 9                 530,066               9.4%             3,996               7.54
  2010 and beyond                      5                 503,978               9.0%             6,489              12.88
                                     ---               ---------             ------          --------
    Subtotal                         222               5,629,989             100.0%          $ 44,571              $7.92
                                     ---               ---------             ------          --------

 TOTAL PORTFOLIO:
  2001                               142               1,679,609              14.2%          $ 20,408             $12.15
  2002                               107                 723,768               6.1%             9,903              13.68
  2003                                91               1,007,154               8.5%            10,481              10.41
  2004                                65               1,307,951              11.0%            21,189              16.20
  2005                                65               1,661,865              14.0%            22,308              13.42
  2006                                30                 988,284               8.3%            15,361              15.54
  2007                                18                 794,899               6.7%            13,494              16.98
  2008                                11               1,152,804               9.7%            12,493              10.84
  2009                                19               1,303,048              11.0%            22,256              17.08
  2010 and beyond                     17               1,249,105              10.5%            32,744              26.21
                                     ---              ----------             ------          --------
    Total                            565              11,868,487             100.0%          $180,637             $15.22
                                     ===              ==========             ======          ========
 --------------------------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               2000 Dispositions
                               ($ in thousands)

 ----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Month of          Square          Sales
Project                                         Location              Type          Disposition         Feet           Price
--------------------------------------  ------------------------ ---------------- ---------------- --------------- --------------
1st QUARTER:
 26212 - 26242 Dimension Drive           Lake Forest, CA           Industrial         January              45,300         $3,350
                                                                                                          -------        -------
2nd QUARTER:
 12691 Monarch St/12700 Pala Dr.         Garden Grove, CA          Industrial          April              110,200         $6,300
 5759 Fleet Street                       Carlsbad, CA              Industrial          June                82,900         12,550
 Pacific Park Plaza                      Aliso Viejo, CA             Office            June               134,700         18,000
                                                                                                          -------        -------
                                                                                                          327,800        $36,850
                                                                                                          -------        -------
3rd QUARTER:
 1961 Concourse, 1710 Fortune Dr.
   and Fortune Business Park             San Jose, CA              Industrial          July               431,400        $62,400
 1501 - 1561 Orangethorpe Ave.           Fullerton, CA               Office           August              152,000         11,000
                                                                                                          -------        -------
                                                                                                          583,400        $73,400
                                                                                                          -------        -------
4th QUARTER:
 NONE

TOTAL  YEAR-TO-DATE DISPOSITIONS                                                                          956,500       $113,600
                                                                                                          =======       ========
 ----------------------------------------------------------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                            Stabilized Development
                               ($ in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Completion   Rentable    Total Est.
Project                                           Location      Type    Start Date     Date     Square Feet  Investment   Occupancy
--------------------------------------------   -------------   ------   ----------  ----------  -----------  ----------  -----------
1st QUARTER:
 Brobeck, Phleger & Harrison                   Del Mar, CA     Office     1Q 1999     1Q 2000       72,332    $ 15,525     100%
                                                                                                 ---------    --------

2nd QUARTER:
 Peregrine Systems - Bld 2/(1)/                Del Mar, CA     Office     2Q 1999     2Q 2000      129,680    $ 25,740     100%
 Peregrine Systems - Bld 5/(1)/                Del Mar, CA     Office     3Q 1999     2Q 2000      112,067      21,568     100%
                                                                                                 ---------    --------
                                                                                                   241,747    $ 47,308     100%
                                                                                                 ---------    --------

3rd QUARTER:
 Innovation Corporate Center - Lot 1 & Lot A   San Diego, CA   Office     4Q 1999     3Q 2000      103,000    $ 17,841     100%
 Sorrento Rim Parcel C                         San Diego, CA   Office     1Q 2000     3Q 2000       62,415       8,086     100%
 Westside Media Center - Phase II              West LA, CA     Office     3Q 1999     3Q 2000      151,000      43,807     100%
                                                                                                 ---------    --------
                                                                                                   316,415    $ 69,734     100%
                                                                                                 ---------    --------

4th QUARTER
 Calabasas Park Centre - Phase I               Calabasas, CA   Office     3Q 1999     2Q 2000      102,264    $ 18,666      97%
 Kilroy Airport Center, Long Beach - 7 Story   Long Beach, CA  Office     2Q 1999     2Q 2000      197,334      32,407      99%/(2)/
 Sorrento Gateway Lot 5/(1)/                   San Diego, CA   Office     1Q 2000     4Q 2000       76,246      18,869     100%
                                                                                                 ---------    --------
                                                                                                   375,844    $ 69,942      99%
                                                                                                 ---------    --------

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT                                                        1,006,338    $202,509      99%
                                                                                                 =========    ========
------------------------------------------------------------------------------------------------------------------------------------

(1) Project was developed by a Development LLC in which the Company holds a 50% managing interest. The total estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.
(2) This project reached 99% occupancy at January 15, 2000 and was 89% occupied at December 31, 2000.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                 In-Process and Committed Development Projects

                               ($ in thousands)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Estimated                Est        Rentable
                                                                               Construction Period      Stabilization    Square
                                                                           ---------------------------
Project                                               Location      Type    Start Date    Compl. Date     Date/(2)/       Feet
----------------------------------------------     -------------   ------  ------------  -------------  -------------  ----------
PROJECTS IN LEASE-UP:
 None

PROJECTS UNDER CONSTRUCTION:
 Calabasas Park Centre - Phase II                  Calabasas, CA   Office     2Q 2000       1Q 2001        1Q 2002       98,706
 Calabasas Park Centre - Phase III                 Calabasas, CA   Office     3Q 2000       1Q 2001        1Q 2002       11,744
 Innovation Corporate Center - Lot 8               San Diego, CA   Office     2Q 2000       2Q 2001        2Q 2002       48,833
 Innovation Corporate Center - Lot 12              San Diego, CA   Office     2Q 2000       2Q 2001        2Q 2002       70,617
 Pacific Technology Center                         San Diego, CA   Office     1Q 2000       2Q 2001        2Q 2001       67,995
 Peregrine Systems Corporate Ctr - Bld. 3/(1)/     Del Mar, CA     Office     2Q 2000       2Q 2001        2Q 2002      129,752
 Sorrento Rim Business Park II                     San Diego, CA   Office     2Q 2000       2Q 2001        2Q 2001      102,875
 Westside Media Center - Phase III                 West LA, CA     Office     4Q 2000       1Q 2002        1Q 2003      151,000
                                                                                                                        -------
  Subtotal                                                                                                              681,522
                                                                                                                        -------

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION                                                                       681,522
                                                                                                                        -------
COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion             Del Mar, CA     Office     2Q 2001       2Q 2002        2Q 2002       89,168
 Imperial & Sepulveda/(4)/                         El Segundo, CA  Office     1Q 2001       4Q 2001        4Q 2002      133,678
 Sorrento Gateway - Lot 4/(1)/                     San Diego, CA   Office     2Q 2001       1Q 2002        1Q 2002       60,060
                                                                                                                        -------
  Subtotal                                                                                                              282,906
                                                                                                                        -------

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:                                                                    964,428
                                                                                                                        =======
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                          Total                % Committed/(3)/
                                                                      ------------------------------------
                                                        Estimated          %            %
Project                                                 Investment      Leased         LOI         Total
-------------------------------------------------      ------------   ----------   -----------   ---------
PROJECTS IN LEASE-UP:
 None

PROJECTS UNDER CONSTRUCTION:
 Calabasas Park Centre - Phase II                        $ 19,656         10%          57%           67%
 Calabasas Park Centre - Phase III                          2,381          0%           0%            0%
 Innovation Corporate Center - Lot 8                        8,358          0%          50%           50%
 Innovation Corporate Center - Lot 12                      11,510          0%           0%            0%
 Pacific Technology Center                                 12,001        100%           0%          100%
 Peregrine Systems Corporate Ctr - Bld. 3/(1)/             27,209        100%           0%          100%
 Sorrento Rim Business Park II                             25,055        100%           0%          100%
 Westside Media Center - Phase III                         53,457          0%           0%            0%
                                                         --------
  Subtotal                                               $159,627         46%          12%           57%
                                                         --------

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION        $159,627         46%          12%           57%
                                                         --------

COMMITTED DEVELOPMENT:
 Brobeck, Phleger & Harrison Expansion                   $ 22,880        100%           0%          100%
 Imperial & Sepulveda/(4)/                                 34,397          0%           0%            0%
 Sorrento Gateway - Lot 4/(1)/                             15,485        100%           0%          100%
                                                         --------
  Subtotal                                               $ 72,762         53%           0%           53%
                                                         --------

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:     $232,389         48%           8%           56%
                                                         ========
----------------------------------------------------------------------------------------------------------

(1) Project is being developed by a Development LLC in which the Company holds a 50% managing interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.
(2) Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(3) Includes executed leases and signed letters of intent, calculated on a square footage basis.
(4) The company owned a 25% tenancy-in-common interest in this project as of December 31, 2000 and acquired the remaining 75% tenancy-in-common interest on January 9, 2000.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions the forward-looking events contained in this supplemental information might not occur.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                          Future Development Pipeline
                               ($ in thousands)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Total
                                                                                                Rentable         Estimated
Project                                                      Location             Type         Square Feet      Investment
------------------------------------------------------  -------------------- --------------- ---------------- ----------------
SAN DIEGO COUNTY:
 Innovation Corporate Center - Lot 2                       San Diego, CA         Office               51,187        $   9,298
 Innovation Corporate Center - Lot 4                       San Diego, CA         Office               75,000           12,490
 Innovation Corporate Center - Lot 9                       San Diego, CA         Office               65,867           11,142
 Innovation Corporate Center - Lot 10                      San Diego, CA         Office               37,405            7,136
 Pacific Corporate Center - Lots 3, 4 & 6                  San Diego, CA         Office              225,000           40,144
 Pacific Corporate Center - Lot 8                          San Diego, CA         Office              116,157           23,734
 Pacific Corporate Center - Lots 25 & 27                   San Diego, CA         Office               68,400           13,349
 Peregrine Systems Corporate Ctr - Bld. 4/(1)/             Del Mar, CA           Office              118,061           26,546
 Santa Fe Summit - Phase I                                 San Diego, CA         Office              150,000           31,848
 Santa Fe Summit - Phase II                                San Diego, CA         Office              150,000           32,670
 Sorrento Gateway - Lot 1                                  San Diego, CA         Office               54,878           11,201
 Sorrento Gateway - Lot 2/(1)/                             San Diego, CA         Office               70,000           13,024
 Sorrento Gateway - Lot 3/(1)/                             San Diego, CA         Office               56,800           10,514
 Sorrento Gateway - Lot 7/(1)/                             San Diego, CA         Office               57,000           10,671
                                                                                                   ---------        ---------
      Subtotal                                                                                     1,295,755        $ 253,767
                                                                                                   ---------        ---------

TOTAL FUTURE DEVELOPMENT PIPELINE                                                                  1,295,755        $ 253,767
                                                                                                   =========        =========
-------------------------------------------------------------------------------------------------------------------------------

(1) Project is being developed by a Development LLC in which the Company holds a 50% interest. The estimated investment figure includes the capital required to purchase the remaining 50% interest in the project.

Some of the enclosed information presented is forward-looking in nature, including information concerning development timing and investment amounts. Although the information is based on Kilroy Realty Corporation's current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation's actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise. For a discussion of important risks related to Kilroy Realty Corporation's business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption "business risks" in Kilroy Realty Corporation's annual report on Form 10-K for the year ended December 31, 1999. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplement information might not occur.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                               Capital Structure
                             At December 31, 2000
                               ($ in thousands)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Aggregate
                                                                                           Principal
                                                                                           Amount or         % of Total
                                                                    Shares/Units            $ Value            Market
                                                                at December 31, 2000       Equivalent      Capitalization
                                                                ----------------------- ------------------ ----------------------
DEBT:
 Secured Debt                                                                             $   432,688                25.0%
 Unsecured Line of Credit                                                                     191,000                11.1%
 Unsecured Term Facility                                                                      100,000                 5.8%
                                                                                          -----------               ------
 Total Debt                                                                               $   723,688                41.9%
                                                                                          -----------               ------

EQUITY:
 8.075% Series A Cumulative Redeemable Preferred Units/(1)/                1,500,000      $    75,000                 4.4%
 9.375% Series C Cumulative Redeemable Preferred Units/(1)/                  700,000           35,000                 2.0%
 9.250% Series D Cumulative Redeemable Preferred Units/(1)/                  900,000           45,000                 2.6%
 Common Units Outstanding/(2)/                                             3,748,545          105,194                 6.1%
 Common Shares Outstanding/(2)/                                           26,475,470          742,968                43.0%
                                                                                          -----------               ------
 Total Equity                                                                             $ 1,003,162                58.1%
                                                                                          -----------               ------

TOTAL MARKET CAPITALIZATION                                                               $ 1,726,850               100.0%
                                                                                          ===========               ======
---------------------------------------------------------------------------------------------------------------------------------

  (1)  Value based on $50.00 per share liquidation preference.
  (2)  Valued based on closing share price of $28 1/16 at December 31, 2000.

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                       Share Repurchase Program Summary
                ($ in thousands except per share information )

--------------------------------------------------------------------------------
                                                          Average       Total
                                             Number      Price per     Value of
                                            of Shares      Share      Purchases
--------------------------------------------------------------------------------

4th QUARTER 1999:                             265,000     $20.19       $ 5,350
                                            ---------     ------       -------

1st QUARTER 2000:                           1,999,300     $20.58       $41,151
                                            ---------     ------       -------

2nd QUARTER 2000:                                NONE

3rd QUARTER 2000:                                NONE

4TH QUARTER 2000:                                NONE


TOTAL PROGRAM-TO-DATE SHARE REPURCHASES     2,264,300     $20.54       $46,501
                                            =========     ======       =======

--------------------------------------------------------------------------------

                           Kilroy Realty Corporation
               Fourth Quarter 2000 Supplemental Financial Report
--------------------------------------------------------------------------------
                                 Debt Analysis
                             At December 31, 2000
                               ($ in thousands)


--------------------------------------------------------------------------------
      SECURED DEBT AND UNSECURED TERM FACILITY PRINCIPAL REPAYMENT SCHEDULE
--------------------------------------------------------------------------------
 2001      2002       2003        2004        2005      Thereafter      Total
--------------------------------------------------------------------------------
$5,695    $81,709    $98,358    $127,719     $16,965     $202,262      $532,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TOTAL DEBT COMPOSITION
--------------------------------------------------------------------------------
                                                 % of       Weighted Average
                                                            ----------------
                                              Total Debt Interest Rate  Maturity
                                              ---------- -------------  --------
Secured vs. Unsecured Debt:
          Secured Debt                           59.8%       8.2%          5.7
          Unsecured Debt                         40.2%       8.3%          5.4

Floating vs. Fixed Rate Debt:
          Fixed Rate Debt/(1)/,/(5)/             55.6%       8.1%          5.8
          Floating Rate Debt/(2)/,/(3)/,/(4)/    44.4%       8.4%          2.1
                                                             ---           ---

Total Debt                                                   8.2%          4.2
                                                             ===           ===
--------------------------------------------------------------------------------



       -----------------------------------------------------------------
                           UNSECURED LINE OF CREDIT
       -----------------------------------------------------------------
         Total Line        Outstanding Balance        Expiration Date
       -----------------------------------------------------------------
          $400,000              $191,000               November 2002
       -----------------------------------------------------------------


(1) The Company currently has an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 6.95% which expires in February 2002.
(2) At December 31, 2000, the Company had an interest-rate cap agreement to cap LIBOR on $150 million of its floating rate debt at 6.5%. The Company terminated this interest-rate cap agreement in January 2001.
(3) In January 2001, the Company entered into an interest-rate swap agreement to fix LIBOR on $150 million of its floating rate debt at 5.48% starting in January 2001 and expiring in November 2002.
(4) The Company, through one of its Development LLCs, currently has an interest-rate cap agreement to cap LIBOR on its floating rate construction debt at 8.5% which expires in April 2002. The notional amount of the cap increases over the life of the agreement as the balance of the related construction loan increases. At December 31, 2000, the notional amount of the cap agreement was approximately $42.0 million.
(5) The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 82.1% of its total outstanding debt at December 31, 2000.